--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 4, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-4
--------------------------------------------------------------------------------
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     333-108264               48-1195807
------------------------------  ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)

 8140 Ward Parkway, Suite 300
    Kansas City, Missouri                                          64114
------------------------------                            ----------------------
    (Address of Principal                                       (Zip Code)
     Executive Offices)

        Registrant's telephone number, including area code (816) 237-7000
                                                           --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

     Item 5.   Other Events
               ------------

          In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4, by NovaStar Mortgage Funding Trust, Series 2003-4, as to be described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits.
               ---------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1 -- Related Computational Materials (as defined in Item 5 above).

          Exhibit 99.2 -- Related Computational Materials (as defined in Item 5 above).

          Exhibit 99.3 -- Related Computational Materials (as defined in Item 5 above).

          Exhibit 99.4 -- Related Computational Materials (as defined in Item 5 above).

          Exhibit 99.5 -- Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NOVASTAR MORTGAGE FUNDING CORPORATION

                                        Registrant


                                        By:   /s/ Matt Kaltenrieder
                                            ------------------------------------
                                            Name:   Matt Kaltenrieder
                                            Title:  Vice President


Dated:  November 4, 2003

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.   Description
-----------   -------------------------------------------------------------
99.1          Related Computational Materials (as defined in Item 5 above).
99.2          Related Computational Materials (as defined in Item 5 above).
99.3          Related Computational Materials (as defined in Item 5 above).
99.4          Related Computational Materials (as defined in Item 5 above).
99.5          Related Computational Materials (as defined in Item 5 above).